Exhibit 1

JOINT FILING AGREEMENT

The persons below hereby agree that the Schedule 13D to which this agreement is attached as an exhibit, as well as all future amendments to such Schedule 13D, shall be filed jointly on behalf of each of them. This agreement is intended to satisfy the requirements of Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934.

Dated: October 8, 2021

STEPSTONE GROUP LP

By:	StepStone Group Holdings, LLC,
its general partner

By:	/s/ Jennifer Y. Ishiguro
	Name:	Jennifer Y. Ishiguro
	Title:	Chief Legal Officer & Secretary

GREENSPRING GLOBAL PARTNERS VII-A, L.P.

By:	StepStone Group LP, its investment manager

By:	StepStone Group Holdings, LLC,
its general partner

	By:	/s/ Jennifer Y. Ishiguro
		Name:	Jennifer Y. Ishiguro
		Title:	Chief Legal Officer & Secretary

GREENSPRING GLOBAL PARTNERS VII-C, L.P.

By:	StepStone Group LP, its investment manager

By:	StepStone Group Holdings, LLC,
its general partner

	By:	/s/ Jennifer Y. Ishiguro
		Name:	Jennifer Y. Ishiguro
		Title:	Chief Legal Officer & Secretary

AU SPECIAL INVESTMENTS, L.P.

By:	StepStone Group LP, its investment manager

By:	StepStone Group Holdings, LLC,
its general partner

	By:	/s/ Jennifer Y. Ishiguro
		Name:	Jennifer Y. Ishiguro
		Title:	Chief Legal Officer & Secretary

GREENSPRING OPPORTUNITIES IV, L.P.

By:	StepStone Group LP, its investment manager

By:		StepStone Group Holdings, LLC,
its general partner

	By:	/s/ Jennifer Y. Ishiguro
		Name:	Jennifer Y. Ishiguro
		Title:	Chief Legal Officer & Secretary

GREENSPRING OPPORTUNITIES VI, L.P.

By:		StepStone Group LP, its investment manager

By:		StepStone Group Holdings, LLC,
its general partner

	By:	/s/ Jennifer Y. Ishiguro
		Name:	Jennifer Y. Ishiguro
		Title:	Chief Legal Officer & Secretary

GREENSPRING OPPORTUNITIES VI-D, L.P.

By:		StepStone Group LP, its investment manager

By:		StepStone Group Holdings, LLC,
its general partner

	By:	/s/ Jennifer Y. Ishiguro
		Name:	Jennifer Y. Ishiguro
		Title:	Chief Legal Officer & Secretary

GREENSPRING MASTER G, L.P.

By:	StepStone Group LP, its investment manager

By:	StepStone Group Holdings, LLC,
its general partner

	By:	/s/ Jennifer Y. Ishiguro
		Name:	Jennifer Y. Ishiguro
		Title:	Chief Legal Officer & Secretary

GREENSPRING SPV VII, L.P.

By:	StepStone Group LP, its investment manager

By:	StepStone Group Holdings, LLC,
its general partner

	By:	/s/ Jennifer Y. Ishiguro
		Name:	Jennifer Y. Ishiguro
		Title:	Chief Legal Officer & Secretary

GREENSPRING SPV VII-E, L.P.

By:	StepStone Group LP, its investment manager

By:	StepStone Group Holdings, LLC,
its general partner

	By:	/s/ Jennifer Y. Ishiguro
		Name:	Jennifer Y. Ishiguro
		Title:	Chief Legal Officer & Secretary

GREENSPRING OPPORTUNITIES V, L.P.

By:	StepStone Group LP, its investment manager

By:	StepStone Group Holdings, LLC,
its general partner

	By:	/s/ Jennifer Y. Ishiguro
		Name:	Jennifer Y. Ishiguro
		Title:	Chief Legal Officer & Secretary

GREENSPRING OPPORTUNITIES V-D, L.P.

By:	StepStone Group LP, its investment manager

By:	StepStone Group Holdings, LLC,
its general partner

	By:	/s/ Jennifer Y. Ishiguro
		Name:	Jennifer Y. Ishiguro
		Title:	Chief Legal Officer & Secretary